Exhibit 99.2
LOCK-UP AGREEMENT
This Lock-Up Agreement is being executed and delivered as of May 28, 2010 by                      (“Stockholder”) in favor of and for the benefit of VaxGen, Inc., a Delaware corporation (“Parent”).
Recitals
A. Stockholder is a [stockholder of, and is an officer and/or director of], diaDexus, Inc., a Delaware corporation (the “Company”).
B. Parent, Violet Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub I”), Violet Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent (“Merger Sub II”), and the Company are entering into an Agreement and Plan of Merger and Reorganization of even date herewith (the “Merger Agreement”) which provides (subject to the conditions set forth therein) for (i) the merger of Merger Sub I with and into the Company (“Merger I”), with the Company surviving Merger I and becoming a wholly-owned subsidiary of Parent and (ii) immediately following the effectiveness of Merger I, a merger of the Company with and into Merger Sub II in accordance with the applicable provisions of Delaware Law and the Delaware Limited Liability Company Act, with Merger Sub II surviving the merger (together with Merger I, the “Merger”). Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings given to them in the Merger Agreement.
C. In the Merger, the outstanding shares of Series F Preferred Stock of the Company are to be converted into the right to receive shares of common stock of Parent, and, subject to the terms of the Merger Agreement, the outstanding shares of all other series of Preferred Stock of the Company and the outstanding shares of common stock of the Company are to be cancelled and extinguished, without any conversion thereof and without payment therefor. It is accordingly contemplated that Stockholder will receive shares of Parent Common Stock in the Merger.
D. Stockholder understands that the Parent Common Stock being issued in the Merger will be issued (i) pursuant to an exemption from registration under federal securities laws provided by section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”) or (ii) pursuant to a registration statement on Form S-4, and that Stockholder may be deemed an “affiliate” of the Company as such term is defined for purposes of paragraphs (c) and (d) of Rule 145 under the Securities Act (a “Company Affiliate”).
E. In order to induce Parent to enter into the Merger Agreement, even if Stockholder is not deemed a Company Affiliate, Stockholder agrees to be subject to the resale provisions set forth in paragraph (d) of Rule 145 of the Securities Act as if such Stockholder were a Company Affiliate.

Agreement
Stockholder, intending to be legally bound, agrees as follows:
1. Representations and Warranties of Stockholder. Stockholder represents and warrants to Parent as follows:
(a) Stockholder is the holder and “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the number of outstanding shares of capital stock of the Company set forth beneath Stockholder’s signature on the signature page hereof (the “Company Shares”), and Stockholder has good and valid title to the Company Shares, free and clear of any liens, pledges, security interests, adverse claims, equities, options, proxies, charges, encumbrances or restrictions of any nature. Stockholder has the sole right to vote and to dispose of the Company Shares.
(b) Stockholder is the holder of options, warrants and other securities exercisable for or convertible into the number of shares of capital stock of the Company set forth beneath Stockholder’s signature on the signature page hereof (the “Company Options”), and Stockholder has good and valid title to the Company Options, free and clear of any liens, pledges, security interests, adverse claims, equities, options, proxies, charges, encumbrances or restrictions of any nature.
(c) Stockholder does not own, of record or beneficially, directly or indirectly, any securities of the Company other than the Company Shares and the Company Options.
(d) Stockholder has carefully read this Lock-Up Agreement and, to the extent Stockholder felt it necessary, has discussed with counsel the limitations imposed on Stockholder’s ability to sell, transfer or otherwise dispose of the shares of Parent Common Stock that Stockholder is to receive in the Merger (the “Parent Shares”). Stockholder fully understands the limitations this Lock-Up Agreement places upon Stockholder’s ability to sell, transfer or otherwise dispose of securities of Parent.
2. Prohibitions Against Transfer. Stockholder agrees that Stockholder shall not effect any sale, transfer or other disposition of any Parent Shares unless such sale, transfer or other disposition is made in compliance with the resale provisions set forth in paragraph (d) of Rule 145 of the Securities Act as if such stockholder were deemed a Company Affiliate (regardless of any determination of such status).
3. Stop Transfer Instructions; Legend.
Stockholder acknowledges and agrees that (a) stop transfer instructions will be given to Parent’s transfer agent with respect to the Parent Shares, and (b) each certificate representing any of such shares shall bear a legend identical or similar in effect to the following legend (together with any other legend or legends required by applicable state securities laws or otherwise):
“THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145(d) OF THE SECURITIES ACT OF 1933 APPLIES AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH RULE AND IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT DATED AS OF MAY 28, 2010, BETWEEN THE REGISTERED HOLDER HEREOF AND THE ISSUER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICES OF THE ISSUER.”

4. Independence of Obligations. The covenants and obligations of Stockholder set forth in this Lock-Up Agreement shall be construed as independent of any other agreement or arrangement between Stockholder, on the one hand, and the Company or Parent, on the other. The existence of any claim or cause of action by Stockholder against the Company or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against Stockholder.
5. Specific Performance. Stockholder agrees that in the event of any breach or threatened breach by Stockholder of any covenant, obligation or other provision contained in this Lock-Up Agreement, Parent shall be entitled (in addition to any other remedy that may be available to Parent) to: (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision; and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither Parent nor any other person or entity shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5, and Stockholder irrevocably waives any right he may have to require the obtaining, furnishing or posting of any such bond or similar instrument.
6. Other Agreements. Nothing in this Lock-Up Agreement shall limit any of the rights or remedies of Parent under the Merger Agreement, or any of the rights or remedies of Parent or any of the obligations of Stockholder under any agreement between Stockholder and Parent or any certificate or instrument executed by Stockholder in favor of Parent; and nothing in the Merger Agreement or in any other agreement, certificate or instrument shall limit any of the rights or remedies of Parent or any of the obligations of Stockholder under this Lock-Up Agreement.
7. Notices. Any notice or other communication required or permitted to be delivered to Stockholder or Parent under this Lock-Up Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):
if to Parent:
VaxGen, Inc.
379 Oyster Point Boulevard, Suite 10
South San Francisco, CA 94080
Attn: James Panek
E-Mail: jpanek@vaxgen.com
Facsimile: (650) 624-4785

with a required copy (which shall not constitute notice) to:
Cooley LLP
3175 Hanover Street
Palo Alto, CA 94304
Attn.: Laura Berezin
E-Mail: lberezin@cooley.com
Facsimile: (650) 849-7400
if to Stockholder:
[Name]
[Address]
Attn:
E-Mail:
Facsimile:
8. Severability. Any term or provision of this Lock-Up Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Lock-Up Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.
9. Applicable Law; Jurisdiction. This Lock-Up Agreement is made under, and shall be construed and enforced in accordance with, the laws of the State of Delaware applicable to agreements made and to be performed solely therein, without giving effect to principles of conflicts of law. In any action between or among any of the parties, whether arising out of this Lock-Up Agreement or otherwise, (a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in the County of San Francisco, State of California; (b) if any such action is commended in a state court, then, subject to applicable law, no party shall object to the removal of such action to any federal court located in the Northern District of California; (c) each of the parties irrevocably waives the right to trial by jury; and (d) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepared, to the address at which such party is to receive notice in accordance with Section 7.

10. Waiver; Termination. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Lock-Up Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Lock-Up Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim arising out of this Lock-Up Agreement, or any power, right, privilege or remedy under this Lock-Up Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given. If the Merger Agreement is terminated, this Lock-Up Agreement shall thereupon terminate.
11. Captions. The captions contained in this Lock-Up Agreement are for convenience of reference only, shall not be deemed to be a part of this Lock-Up Agreement and shall not be referred to in connection with the construction or interpretation of this Lock-Up Agreement.
12. Further Assurances. Stockholder shall execute and/or cause to be delivered to Parent such instruments and other documents and shall take such other actions as Parent may reasonably request to effectuate the intent and purposes of this Lock-Up Agreement.
13. Entire Agreement. This Lock-Up Agreement, the Merger Agreement and any other documents delivered by the parties hereto in connection with the Merger collectively set forth the entire understanding of Parent and Stockholder relating to the subject matter hereof and thereof and supersede all other prior agreements and understandings between Parent and Stockholder relating to the subject matter hereof and thereof.
14. Non-Exclusivity. The rights and remedies of Parent hereunder are not exclusive of or limited by any other rights or remedies which Parent may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative).
15. Amendments. This Lock-Up Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Parent and Stockholder.

16. Assignment. This Lock-Up Agreement and all obligations of Stockholder hereunder are personal to Stockholder and may not be transferred or delegated by Stockholder at any time. Parent may freely assign any or all of its rights under this Lock-Up Agreement, in whole or in part, to any other person or entity without obtaining the consent or approval of Stockholder.
17. Binding Nature. Subject to Section 16, this Lock-Up Agreement will inure to the benefit of Parent and its successors and assigns and will be binding upon Stockholder and Stockholder’s representatives, executors, administrators, estate, heirs, successors and assigns.
18. Survival. Each of the representations, warranties, covenants and obligations contained in this Lock-Up Agreement shall survive the consummation of the Merger.
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In Witness Whereof, Stockholder has executed this Lock-Up Agreement on ______ __, 2010.

(Signature)

(Print Name)
Number of Outstanding shares of
Capital Stock of the Company
Held by Stockholder:

Common Stock:

Preferred Stock:
Series A

Series B

Series C

Series D

Series E

Series F

Number of shares Subject to Options,
Warrants and Other Rights to
Acquire Capital Stock of the Company

Common Stock:

Preferred Stock:
Series A

Series B

Series C

Series D

Series E

Series F

[Signature Page to Lock-Up Agreement]